                                                UNITED STATES
                                     SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON, D.C. 20549
                               -----------------------------------------------

                                                  FORM 8-K

                                               CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF
                                     THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest event reported): July 26, 2007

                                         The Phoenix Companies, Inc.
-------------------------------------------------------------------------------------------------------------
                           (Exact name of registrant as specified in its charter)

     Delaware                                    001-16517                                 06-1599088
-------------------                     --------------------------               -------------------------
(State or other jurisdiction             (Commission File Number)                            (IRS Employer
   of incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
--------------------------------------------------------------                        --------------------
       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
                                                                                   -----------------------

                                               NOT APPLICABLE
          -----------------------------------------------------------------------------------------
                        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On July 26, 2007, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007.  This release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits

         The following exhibit is furnished herewith:

         99.1   News release of The Phoenix Companies, Inc. dated July 26, 2007.

                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  July 26, 2007                                 By:    /s/ Katherine P. Cody
                                                            ------------------------------------------------
                                                            Name: Katherine P. Cody
                                                            Title:  Senior Vice President and Chief
                                                                     Accounting Officer

                                                                                                   EXHIBIT 99.1
N E W S   R E L E A S E                                                                               [logo]
                                                                                                    PHOENIXSM

                                                                                         One American Row
          For Immediate Release                                                          PO Box 5056
                                                                                         Hartford CT 06102-5056
                                                                                         www.phoenixwm.com

Contacts:
Media Relations                                                 Investor Relations
Alice S. Ericson, 860-403-5946                                  Peter A. Hofmann, 860-403-7100
Alice.ericson@phoenixwm.com                                     pnx.ir@phoenixwm.com

                The Phoenix Companies, Inc. Second Quarter 2007 Earnings
                      Net income rises 69 percent from prior year period

Hartford, CT, July 26, 2007 – The Phoenix Companies, Inc. (NYSE: PNX) today reported earnings for the second quarter of 2007.

SECOND QUARTER 2007 HIGHLIGHTS
•   Net income was $33.2 million, or $0.29 per diluted share, and rose 69 percent from $19.6 million, or
    $0.17 per diluted share, in the second quarter of 2006.
•   Total operating income was $34.3 million, or $0.30 per diluted share, and rose 68 percent from $20.4 million, or $0.18 per diluted share, in the second quarter of 2006.
•   Life and Annuity pre-tax operating income rose 19 percent to $50.7 million from $42.6 million in the second quarter of 2006.
•   Asset Management earnings before interest, taxes, depreciation and amortization (EBITDA) was $10.3 million, compared with $10.0 million in the second quarter of 2006, and pre-tax operating income was $2.3 million, compared with $1.3 million in the second quarter of 2006.

    Total operating income, total operating income per share, pre-tax operating income, and EBITDA, among other measures presented below, are non-GAAP financial measures that are presented in a manner consistent with the way management evaluates operating results, and which management believes is useful to investors.  An explanation regarding the company's use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided in the tables at the end of this release.

                                               -more-

The Phoenix Companies, Inc. ...2

  SECOND QUARTER 2007 RESULTS

  Earnings Summary                                                  Second           Second
  (millions except per share data)                                  Quarter         Quarter
                                                                     2007             2006           Change
                                                                 -------------    -------------    -----------
  Life and Annuity Operating Income                                 $50.7            $42.6            $8.1
  Asset Management Operating Income                                   2.3              1.3             1.0
  Corporate and Other Loss                                          (15.6)           (13.9)           (1.7)
                                                                 -------------    -------------    -----------
  Total Operating Income, Before Income Taxes                        37.4             30.0             7.4
  Applicable Income Taxes                                             3.1              9.6            (6.5)
                                                                 -------------    -------------    -----------
  Total Operating Income                                             34.3             20.4            13.9
  Realized Investment Gains (Losses), Net                            (1.0)             2.9            (3.9)
  CDO Gains (Losses)                                                 (0.1)             0.1            (0.2)
  Restructuring Costs                                                --               (3.8)            3.8
                                                                 -------------    -------------    -----------
  Net Income                                                        $33.2            $19.6           $13.6
                                                                 =============    =============    ===========

Earnings Per Share Summary
  Net Income Per Share
      Basic                                                          $.29             $.17            $.12
      Diluted                                                        $.29             $.17            $.12
  Total Operating Income Per Share
       Basic                                                         $.30             $.18            $.12
       Diluted                                                       $.30             $.18            $.12
  Weighted Average Shares Outstanding (in millions)
      Basic                                                         114.1            112.7
      Diluted                                                       115.6            115.9

          "This is another quarter showing significant positive change from a year ago, with earnings from core operations, and sales of life insurance, annuities and mutual funds all up substantially. Our underlying mix of business is broader and more balanced, which strengthens our ability to generate sustainable earnings growth," said Dona D. Young, chairman, president and chief executive officer.
          "Life and Annuity earnings benefited from solid fundamentals on a growing block of business.
    Investment gains were consistent with expectations but did not repeat the unusually strong level of the first quarter. Life insurance sales in the quarter were well ahead of last year, and annuity sales growth accelerated in both established and newer distribution relationships," Mrs. Young said.
          "Asset Management net flows remained positive in the quarter and once again benefited from strong mutual fund sales and structured finance products. Relative investment performance also remained strong for the one-, three- and five-year periods.
          "We continue to execute on a strategy centered on growing our higher-return businesses through product excellence and partnerships that expand our capabilities and distribution reach. While we know there is more to be done to address fully some of the legacy challenges that dampen return on equity, particularly relating to Asset Management and the closed block, we are pleased with the pace of growth year to date," she said.

                                               -more-

The Phoenix Companies, Inc. ...3

  SUMMARY OF SEGMENT RESULTS
      Phoenix has two reportable operating segments, "Life and Annuity" and "Asset Management."
  Businesses that are not sufficiently material to warrant separate disclosure as well as interest expense on indebtedness are included in "Corporate and Other."

  Life and Annuity
    Second Quarter 2007 Summary                                        Second       Second
    ($ in millions)                                                    Quarter      Quarter
                                                                        2007         2006         Change
                                                                    ------------  -----------  ------------
    Life Insurance Operating Income (pre-tax)                           $45.5        $42.1          $3.4
    Annuity Operating Income (pre-tax)                                    5.2          0.5           4.7
                                                                    ------------  -----------  ------------
    Life and Annuity Operating Income (pre-tax)                         $50.7        $42.6          $8.1
                                                                    ============  ===========  ============

Life Insurance Sales (Annualized + Single Premium)                  $77.2        $50.8         $26.4
    Total Private Placement Deposits (Life Insurance and Annuity)      $159.9        $59.9        $100.0
    Annuity Deposits(1)                                                $158.6       $102.4         $56.2
    Annuity Net Flows(1)                                                 $9.1       $(84.3)        $93.4
    (1)Excludes discontinued products and private placement deposits.

  •   Life and Annuity pre-tax operating income for the quarter rose 19 percent from the prior year period, reflecting continued growth in inforce business, strong persistency and solid mortality and investment performance.
  •   Total life insurance sales (annualized and single premium) of $77.2 million rose 52 percent from $50.8 million in the second quarter of 2006.  Annualized premium of $63.3 million rose
      60 percent from $39.6 million in the prior year's quarter.
  •   Year-to-date, total life sales were $139.5 million, including $115.4 in annualized premium, compared with total life sales of $161.7 million and annualized premium of $131.4 million in the same period in 2006.  Combined universal life and variable universal life insurance inforce rose 10 percent, year over year.
  •   Annuity deposits of $158.6 million rose 55 percent from $102.4 million in the second quarter
      2006.  Sales from State Farm remained a major component of the growth, complemented by a greater number of distribution partners including National Life Group.
  •   Year-to-date annuity deposits of $289.9 million rose 50 percent from $192.7 million in the same period in 2006.
  •   Life insurance sales and annuity deposits exclude private placement deposits.  Total private placement life and annuity deposits were $159.9 million in the second quarter of 2007, compared with $59.9 million in the prior year period.  Year-to-date private placement deposits totaled $225.5 million, compared with $71.8 million for the same period in 2006.
      Deposits from private placement sales can vary widely because they involve fewer, but significantly larger, cases.

                                               -more-

The Phoenix Companies, Inc. ...4

  Asset Management
   Second Quarter 2007 Summary                                 Second          Second
   ($ in millions)                                             Quarter        Quarter
                                                               2007            2006            Change
                                                           -------------   -------------    ------------
   Asset Management EBITDA                                      $10.3           $10.0            $0.3
   Asset Management Operating Income (pre-tax)                   $2.3            $1.3            $1.0

   Asset Management Inflows                                  $2,689.2        $1,205.8        $1,483.4
   Asset Management Net Flows                                  $384.2       $(2,680.8)       $3,065.0

   Assets Under Management (end of period)                  $46,358.5       $43,309.8        $3,048.7

  •   Asset Management pre-tax operating income and EBITDA reflect higher revenues, offset by costs associated with higher mutual fund sales.
  •   Pre-tax operating margin, before intangible amortization, was 17.1 percent for the quarter, compared with 18.6 percent in the second quarter of 2006.  At 15.7 percent, year-to-date operating margin is about even with the same period in 2006, reflecting higher revenues offset by higher sales costs.
  •   Net flows of $384.2 million in the second quarter of 2007 reflect continued strong mutual
      fund sales of $1.2 billion and two CDO issuances totaling $790 million.   The $3.1 billion
      improvement in net flows from the prior year period is also due to much lower redemptions in managed accounts and institutional.
  •   Assets under management (AUM) increased 7 percent over the prior year period due to positive net flows and positive market performance.  The impact of market performance on AUM in the second quarter was modest despite growth in the equity market.  The company's equity sensitivity has been reduced in the last year.
  •   Relative investment performance improved over the prior year period, with 67 percent of AUM outperforming their respective benchmarks for the five-year period ended June 30, 2007, compared with 65 percent a year ago.  In addition, 66 percent of AUM outperformed both one-
      and three-year benchmarks, compared with 53 percent for both in the prior year period.

  Corporate and Other
     Corporate and Other had a pre-tax loss of $15.6 million in the second quarter of 2007, compared with a $13.9 million pre-tax loss in the prior year period.  The change reflects higher expenses relating to an increase in the fair value of liabilities in deferred compensation plans.  The corresponding increase in the fair value plan assets was treated as unrealized gains and not reflected in the income statement.  The 2007 quarter also had lower interest costs and higher investment income.

                                               -more-

The Phoenix Companies, Inc. ...5

SECOND QUARTER 2007 STATUTORY RESULTS FOR PHOENIX LIFE INSURANCE COMPANY
•   Statutory surplus and asset valuation reserve was $1.2 billion at June 30, 2007 and grew by 4 percent from the prior year period.
•   Statutory net gain from operations was $13.5 million in the second quarter of 2007, compared with
    $21.6 million in the second quarter of 2006.  The decrease reflects higher taxes.
•   Risk-based capital ratio remained well in excess of 400 percent at the end of the second quarter of 2007.

NET REALIZED INVESTMENT GAINS AND LOSSES
     The company reported net realized investment losses of $1.0 million, after offsets, in the second quarter of 2007, compared with $2.9 million of net realized gains, after offsets, in the prior year period.
These results exclude CDOs consolidated under FIN 46-R. The 2007 quarter includes net impairments of $4.0 million after offsets for taxes, deferred acquisition costs, and the policyholder dividend obligation, and gross credit impairments of $13.6 million. The second quarter of 2006 had net impairments of $0.5 million and gross credit impairments of $2.4 million.

TAXES
    The company reported an effective tax rate on operating income of 8.2 percent in the second quarter of 2007, reflecting a $5.8 million release of a valuation allowance related to foreign tax credits as well as utilization of additional credits, which will continue to produce a modest benefit over the remainder of the year.

CONFERENCE CALL
    The Phoenix Companies, Inc. will host a conference call today at 11 a.m. Eastern time to discuss with the investment community Phoenix's second quarter financial results.  The conference call will be broadcast live over the Internet at www.phoenixwm.com in the Investor Relations section.  The call can also be accessed by telephone at 973-935-8512 (conference ID #8942734).  A replay of the call will be available through August 9, 2007 by telephone at 973-341-3080 (pin code #8942734) and on Phoenix's
Web site, www.phoenixwm.com in the Investor Relations section.

                                               -more-

The Phoenix Companies, Inc. ...6

ABOUT PHOENIX

    With roots dating to 1851, The Phoenix Companies, Inc. (NYSE: PNX) helps individuals and institutions solve their often highly complex personal financial and business planning needs through its broad array of life insurance, annuities and investments.  In 2006, Phoenix had annual revenues of $2.6 billion and total assets of $29.0 billion.  More detailed financial information can be found in Phoenix's financial supplement for the second quarter of 2007, which is available on Phoenix's Web site, www.phoenixwm.com in the Investor Relations section.

FORWARD-LOOKING STATEMENTS
    This press release may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These include statements relating to trends in, or representing management's beliefs about, our future strategies, operations and financial results, as well as other statements including words such as
"anticipate", "believe," "plan," "estimate," "expect," "intend," "may," "should" and other similar expressions.  Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company.
They are not guarantees of future performance.  Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others:  (i) movements in the equity markets and interest rates that affect our investment results, the fees we earn from our assets under management, the demand for our variable products and our pension funding obligations; (ii) the possibility that mortality rates or persistency may differ significantly from our pricing expectations; (iii) the availability, pricing and adequacy of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (iv) our dependence on non-affiliated distributors for our product sales, (v) downgrades in the financial strength ratings of our subsidiaries or in our credit ratings; (vi) our dependence on third parties to maintain critical business and administrative functions; (vii) the ability of independent trustees of our mutual funds and closed-end funds, intermediary program sponsors, managed account clients and institutional asset management clients to terminate their relationships with us; (viii) our ability to attract and retain key personnel in a competitive environment; (ix) the poor relative investment performance of some of our equity management strategies and the resulting outflows in our assets under management; (x) the possibility that the goodwill or intangible assets associated with our asset management business could become impaired, requiring a charge to earnings; (xi) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (xii) our primary

                                               -more-

The Phoenix Companies, Inc. ...7

reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since our insurance subsidiaries' ability to pay dividends is subject to regulatory restrictions; (xiii) the potential need to fund deficiencies in our closed block;
(xiv) legislative, regulatory, accounting or tax developments that may affect us directly, or indirectly through the cost of, or demand for, our products or services; (xv) legal or regulatory actions; and (xvi) other risks and uncertainties described herein or in any of our filings with the SEC. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

                                               -more-

The Phoenix Companies, Inc. ...8

Financial Highlights
Three and Six Months Ended June 30, 2007 and 2006
(Unaudited)

                                                                    Three Months                Six Months
                                                             ------------------------   -----------------------
                                                                 2007         2006          2007         2006
                                                              -----------  -----------   -----------  ----------

Income Statement Summary ($ in millions)

Revenues                                                       $  626.5     $  628.7      $1,289.9     $1,267.0

Total Operating Income (1)                                         34.3         20.4          72.5         14.2

Net Income                                                     $   33.2     $   19.6        $ 83.8     $   21.3

-----------------------------------------------------------

Earnings Per Share

Weighted Average Shares Outstanding (in thousands)
  Basic                                                         114,083      112,654      113,961       108,175
  Diluted                                                       115,642      115,946      115,656       111,272
                                                              ===========  ===========   ===========  ==========

Total Operating Income Per Share (1)
  Basic                                                        $   0.30     $   0.18      $  0.64      $  0.13
  Diluted                                                      $   0.30     $   0.18      $  0.63      $  0.13
                                                              ===========  ===========   ===========  ==========

Net Income Per Share
  Basic                                                        $   0.29     $   0.17      $  0.74      $  0.20
  Diluted                                                      $   0.29     $   0.17      $  0.72      $  0.19
                                                              ===========  ===========   ===========  ==========

-----------------------------------------------------------

Balance Sheet Summary                                            June       December
 ($ in millions, except share and per share data)                2007         2006
                                                              -----------  ----------

Invested Assets (2)                                           $15,728.7    $16,107.8
Separate Account Assets                                        10,278.1      9,458.6
Total Assets                                                   29,534.5     29,029.4
Indebtedness                                                      627.7        685.4
Total Stockholders' Equity                                    $ 2,273.2    $ 2,236.1
Average Equity, excluding Accumulated OCI, FIN 46-R and
  Discontinued operations (3)                                 $ 2,384.7    $ 2,251.8

Common Shares outstanding (in thousands)                        114,110      113,688
                                                              -----------  ----------

Book Value Per Share                                          $   19.92    $   19.67
Book Value Per Share, excluding Accumulated OCI and FIN 46-R      21.35        20.80

Third Party Assets Under Management                           $46,358.5    $44,962.8

(1)   In addition to financial measures presented in accordance with Generally Accepted Accounting
      Principles ("GAAP"), Phoenix uses non-GAAP financial measures such as total operating income, total operating income per share, operating income, pre-tax operating income and EBITDA in evaluating its financial performance.  Net Income and net income per share are the most directly comparable GAAP measures.  Phoenix's non-GAAP financial measures should not be considered as substitutes for net income and net income per share.  Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing Phoenix's performance.  A reconciliation of the net income to
      Phoenix's non-GAAP financial measures is set forth in the tables at the end of this release.
      Investors should note that Phoenix's calculation of these measures may differ from similar measures used by other companies.

      Total operating income, and components of and measures derived from total operating income, are internal performance measures used by Phoenix in the management of its operations, including its compensation plans and planning processes.  In addition, management believes that these measures provide investors with additional insight into the underlying trends in Phoenix's operations.
      Total operating income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and certain other items.
      •  Net realized investment gains and losses are excluded from total operating income because their size and timing are frequently subject to management's discretion.
      •  Certain other items may be excluded from total operating income because we believe they are not indicative of overall operating trends and are items that management believes are non-recurring and material, and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

      Within its Asset Management segment, management also considers earnings before interest, taxes, depreciation and amortization ("EBITDA"). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.

(2)   Invested assets equals total investments plus cash and equivalents less debt and equity securities pledged as collateral.

(3)   This average equity is used for the calculation of total operating return on equity ("ROE") and represents the average of the monthly average of equity, excluding accumulated OCI, the effects of
      FIN 46-R and the equity of discontinued operations.  ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. ROE is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that this measure provides investors with a useful metric to assess the effectiveness of Phoenix's use of capital.

                                               -more-

The Phoenix Companies, Inc. ...9

Consolidated Balance Sheet
June 30, 2007 (Unaudited, Preliminary) and December 31, 2006
(in millions, except share data)
                                                                       June 30,           December 31,
                                                                         2007                2006
                                                                   ---------------      --------------
ASSETS:
Available-for-sale debt securities, at fair value                        $12,300.2           $12,696.8
Available-for-sale equity securities, at fair value                          204.5               187.1
Mortgage loans, at unpaid principal balances                                  17.8                71.9
Venture capital partnerships, at equity in net assets                        152.2               116.8
Policy loans, at unpaid principal balances                                 2,350.3             2,322.0
Other investments                                                            342.3               308.3
                                                                   ----------------     ---------------
                                                                          15,367.3            15,702.9
Available-for-sale debt and equity securities pledged
 as collateral, at fair value                                                234.1               267.8
                                                                   ----------------     ---------------
Total investments                                                         15,601.4            15,970.7
Cash and cash equivalents                                                    361.4               404.9
Accrued investment income                                                    207.2               215.8
Receivables                                                                  249.1               236.3
Deferred policy acquisition costs                                          1,860.0             1,752.7
Deferred income taxes                                                         33.9                37.1
Intangible assets                                                            222.8               237.5
Goodwill                                                                     475.1               471.1
Other assets                                                                 245.5               244.7
Separate account assets                                                   10,278.1             9,458.6
                                                                   ----------------     ---------------
Total assets                                                             $29,534.5           $29,029.4
                                                                   ================     ===============

LIABILITIES:
Policy liabilities and accruals                                          $13,502.1           $13,533.4
Policyholder deposit funds                                                 1,970.5             2,228.4
Indebtedness                                                                 627.7               685.4
Other liabilities                                                            561.5               539.0
Non-recourse collateralized obligations                                      316.3               344.0
Separate account liabilities                                              10,278.1             9,458.6
                                                                   ----------------     ---------------
Total liabilities                                                         27,256.2            26,788.8
                                                                   ----------------     ---------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                5.1                 4.5
                                                                   ----------------     ---------------

STOCKHOLDERS' EQUITY:
Common stock, $0.01 par value, 125,423,138 and
       125,001,730 shares issued                                               1.3                 1.3
Additional paid-in capital                                                 2,610.2             2,600.3
Deferred compensation on restricted stock units                                -                   -
Accumulated deficit                                                          (49.9)             (111.3)
Accumulated other comprehensive income                                      (108.9)              (74.7)
Treasury stock, at cost: 11,313,564 and 11,313,564 shares                   (179.5)             (179.5)
                                                                   ----------------     ---------------
Total stockholders' equity                                                 2,273.2             2,236.1
                                                                   ----------------     ---------------
Total liabilities, minority interest and stockholders' equity            $29,534.5           $29,029.4
                                                                   ================     ===============

                                               -more-

The Phoenix Companies, Inc. ...10

Consolidated Statement of Income (Unaudited)
Three and Six Months Ended June 30, 2007 and 2006
(in millions)

                                                                      Three Months             Six Months
                                                                ----------------------   -----------------------
                                                                   2007         2006        2007         2006
                                                                ---------    ---------   ----------    ---------
REVENUES:
Premiums                                                          $193.1       $207.7      $ 387.8      $ 415.2
Insurance, investment management and  product fees                 154.4        134.9        303.9        269.3
Mutual fund ancillary fees and other revenue                        17.2         12.4         33.9         24.4
Investment income, net of expenses                                 263.7        256.3        541.7        507.5
Net realized investment gains (losses)                              (1.9)        17.4         22.6         50.6
                                                                ---------    ---------   ----------    ---------
Total revenues                                                     626.5        628.7      1,289.9      1,267.0
                                                                ---------    ---------   ----------    ---------

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends                  316.5        333.3        633.8        667.2
Policyholder dividends                                              90.3         95.1        194.1        201.9
Policy acquisition cost amortization                                45.9         43.5         89.4         73.5
Intangible asset amortization                                        7.5          8.5         15.1         16.5
Intangible asset impairments                                         -            -            -           32.5
Interest expense on indebtedness                                    11.6         12.3         21.1         24.7
Interest expense on non-recourse collateralized obligations          4.1          5.1          8.1          9.5
Other operating expenses                                           114.6        103.1        220.1        214.5
                                                                ---------    ---------   ----------    ---------
Total benefits and expenses                                        590.5        600.9      1,181.7       1,240.3
                                                                ---------    ---------   ----------    ---------

Income before income taxes and minority interest                    36.0         27.8        108.2         26.7
Applicable income tax expense                                        2.6          8.0         23.8          5.2
                                                                ---------    ---------   ----------    ---------
Income from continuing operations before minority interest          33.4         19.8         84.4         21.5
Minority interest in net income of consolidated subsidiaries        (0.2)        (0.2)        (0.6)        (0.2)
                                                                ---------    ---------   ----------    ---------
Net income                                                        $ 33.2       $ 19.6      $  83.8      $  21.3
                                                                =========    =========   ==========    =========

                                               -more-

The Phoenix Companies, Inc. ...11

Reconciliation of Income Measures (Unaudited)
Three and Six Months Ended June 30, 2007 and 2006
(in millions)

                                                                    Three Months               Six Months
                                                              ------------------------  ------------------------
Reconciliation of Operating Income to Net Income                  2007         2006         2007         2006
                                                              -----------  -----------   ----------   ----------
    Operating Income (loss)
    Life insurance                                                $ 45.5       $ 42.1      $ 101.5      $  74.7
    Annuities                                                        5.2          0.5         12.1          6.2
                                                              -----------  -----------   ----------   ----------
    Life and annuity segment                                        50.7         42.6        113.6         80.9
    Asset management segment                                         2.3          1.3          2.9        (33.3)
    Corporate and other                                            (15.6)       (13.9)       (23.6)       (31.3)
                                                              -----------  -----------   ----------   ----------
    Total Operating income, before income taxes                     37.4         30.0         92.9         16.3
    Applicable income tax (benefit) expense                          3.1          9.6         20.4          2.1
                                                              -----------  -----------   ----------   ----------
    Total Operating income                                          34.3         20.4         72.5         14.2

    Realized investment gains, after income taxes and
      other offsets                                                 (1.0)         2.9         11.2         14.3
    Realized gain (losses) from collateralized debt
      obligations                                                   (0.1)         0.1          0.1         (0.9)
    Restructuring charges and other non-recurring items,
      net of income taxes                                            -           (3.8)         -           (6.3)
                                                              -----------  -----------   ----------   ----------
    Net income                                                    $ 33.2       $ 19.6      $  83.8      $  21.3
                                                              ===========  ===========   ==========   ==========

Reconciliation of Asset Management Operating Income
  to Earnings Before Income Taxes, Depreciation and
  Amortization (EBITDA)
    Asset Management Operating Income (loss)                      $  2.3       $  1.3      $   2.9      $ (33.3)
    Adjustments for:
        Intangible asset amortization and impairments                7.5          8.5         15.1         49.0
        Depreciation                                                 0.5          0.2          0.7          0.7
                                                              -----------   ----------   ----------   ----------
    EBITDA                                                        $ 10.3       $ 10.0      $  18.7      $  16.4
                                                              ===========   ==========   ==========   ==========

    Note: For additional information, see our financial supplement at phoenixwm.com.

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